UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               September 15, 2000
                Date of Report: (Date of earliest event reported)



                     Computer Associates International, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                        1-9247                 13-2857434
(State or Other Jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)



One Computer Associates Plaza, Islandia, New York                       11749
     (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (631) 342-5224

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 5.  Other Events.

On September 15, 2000, Computer Associates International, Inc. ("Computer Associates") and Northrop Grumman Corporation ("Northrop"), signed a definitive agreement whereby Computer Associates will sell to Northrop all of the issued and outstanding stock of Sterling Software (U.S.) Inc. (known as Sterling's Federal Systems Group) for approximately $150 million in cash. On September 18, 2000, Northrop issued a press release, a copy of which is filed herewith as an Exhibit, announcing the execution of the agreement.


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable.
         (c)      Exhibits.

99.1     Press Release dated September 21, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Computer Associates International, Inc.


Dated:   September 21, 2000               By: /s/ Ira Zar
                                              Ira Zar
                                              Executive Vice President and Chief
                                              Financial Officer




                                  EXHIBIT INDEX


Exhibit No.                                Exhibit

   99.1                       Press Release dated September 18, 2000.